YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to provide you with this report for the Dreyfus Variable Investment Fund -- International Equity Portfolio for the 12-month period ended December 31, 1998. Your Portfolio produced a total return of 4.49%,* which compared unfavorably with the 20% return recorded by the main international stock index, the Portfolio's benchmark, The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index.** This 1998 result is disappointing in light of the Portfolio's 1997 result, which outperformed the
EAFE    Index.

  There are two major reasons for the difficult year the Dreyfus Variable Investment Fund -- International Equity Portfolio has experienced. Both have to do with the turbulent world market conditions of August and September, 1998. First, in an effort to protect assets during the period of turmoil, your Portfolio's foreign currency exposure was completely hedged. Hedging is meant to offset an increase in the value of the U.S. dollar versus foreign currencies, and is generally considered a defensive strategy. During the recent market turmoil, the value of the dollar decreased, even as investors around the world rushed to invest in "safe haven" assets such as U.S. government bonds. Thus, our hedging strategy resulted in losses for your Portfolio in the August and
September    portion    of    the    year    just    ended.

  The second reason for the Portfolio's underperformance was its substantial position in European financial stocks. You may recall that financial stocks around the world performed very poorly in August and September, as the emerging-market crisis spread to Russia and a large U.S.-based investment fund required financial support from its banks. Although most of the banks and insurance companies held by your Portfolio are primarily involved in local European markets, generally their stock prices declined as sharply as those of the large international banks and more than many other nonfinancial stocks. A few examples of Portfolio holdings that sustained such losses are the local Finnish insurer Sampo Insurance Cl. A, Dutch insurer ING Groep and Schweizerische Lebensversicherungs-und Rentenanstalt (Swiss Life). Prices of these issues experienced some recovery by fiscal year end.

  Beyond the difficulties described above, shares of a number of growth companies performed quite well over the period. Two of these, Colt Telecom and Olivetti, are entrants in the newly deregulated European telecom market and experienced very high levels of customer and revenue growth. Other strong performers for the year ending November 30, 1998, were the German retailer Douglas Holding, Dutch baby food producer Koninklijke Numico and Japanese disk-drive equipment maker Nidec.

INVESTMENT APPROACH

The Portfolio's strategy during the fiscal year included having a wide variety of holdings in 15 to 25 markets around the world, exposure to rapidly growing emerging markets when they were attractive for investment, and active currency management. The crucial challenge was trying to judge the relative attractiveness of various markets when there could be scores to choose from. We looked to address this challenge by evaluating inputs on growth, valuation, interest rates, liquidity, technical factors and currency in each of the world's major markets. Our work in these areas was driven by PC-based tools developed over time. Markets and industry sectors were overweighted, underweighted or market weighted, relative to the EAFE Index. The Dreyfus Variable Investment Fund -- International Equity Portfolio invested in emerging markets when, in our opinion, significant opportunities present themselves in this asset class

  In the investment process, stocks were managed in a disciplined way. We searched for stocks expected to have higher earnings growth rates than the market in which they trade. Attractive companies often had made a corporate change in management, strategy or business structure that we believed could positively alter their future growth rate. Generally, stocks purchased also needed to have attractive valuations both relative to their own history and that of the local market. Companies typically have been sold when growth was forecast to fall below our own or consensus estimates, the valuation target was reached or the weighting in that market reduced as a result of an asset allocation decision.

STRATEGY

  Looking across world markets through the filter of our six screens -- growth, valuation, interest rates, liquidity, currency, and technical analysis -- is not an easy task in a world undergoing so much change. Let's take a moment and survey the big picture before honing in on specific opportunities in each region.

We believe that economic growth should be slow in 1999. The full effect of the difficulties that began in Asian emerging markets in the summer and fall of 1997 has begun to hit the developed economies in Europe and the U.S., even while it has been causing deeper problems for the already troubled Japanese economy. The Dreyfus Variable Investment Fund -- International Equity Portfolio research team estimates that the strongest growth potential in both Gross Domestic Product
(GDP) and earnings should be in continental Europe. We believe that earnings growth potential there compares favorably with another year of anticipated earnings decline in Japan and most emerging markets, as well as the U.K. Global stock valuations had been rather stretched in the summer of 1998 but became much more attractive following the sharp market correction of August and September. Stocks in continental Europe were trading on an average of 20 times estimated 1999 earnings at the end of the fiscal period. We think that Japanese stocks, while not cheap on projected earnings, exhibited attractive valuations in the areas of price/book, price/sales and price/cash-flow ratios. We believe that many emerging markets equities also seem cheap. It is our belief from six-factor analysis that there could be a broad decline in interest rates. Generally, the International Equity Portfolio research team currently expects interest rates to decline substantially in both continental Europe and the U.K. in 1999 and to
remain    low    in    the    rest    of    the    world.

  All in all, continental Europe continued to look like an attractive place for investment. In addition to a relatively favorable outlook for growth, valuation and interest rates, three additional positive factors are worth mentioning. First, continental companies have continued to restructure and move toward the investment perspective of the shareholders. Second, private pension systems and equity-oriented savings plans began to find favor. Third, continental European governments seem to have the financial resources to spur growth with fiscal policy, should they decide this is necessary. Where specific stocks are concerned, the Dreyfus Variable Investment Fund -- International Equity Portfolio' s investment team continued to find attractive growth at a reasonable price among many of the regional banks and insurance companies on the continent during the fiscal year. Many of these are in the process of restructuring. Among your Portfolio's core holdings in this area are Instituto Bancario San Paolo di Torino of Italy, Skandia Forsakrings of Sweden, and Swiss Life. As mentioned in the first portion of this letter, the newly deregulated telecom services business was a profitable investment area for your Portfolio in the fiscal year ended December 31, 1998. Core positions in the telecom area include Colt
Telecom,    Olivetti,    Mannesmann,    and    Netcom    Cl.B.

Although, in our opinion, overall prospects for the U.K. are less buoyant than those for the continent, a number of stocks with attractive growth prospects and valuation are held in the U.K. portion of the portfolio. Perhaps most interesting among these is British Sky Broadcasting Group, one of the pioneers in the digital television broadcasting industry in the country. Overall, however, your Portfolio remained underweight in the U.K. market compared to that
market'   s    weight    in    the    EAFE    Index.

  Dreyfus Variable Investment Fund -- International Equity Portfolio remained underweight in the Japanese market as well. Calendar 1999 looks to us to be another year of declining GDP and earnings in Japan. Although (as noted above) stocks appeared cheap on some measures in that market, investor enthusiasm has been restrained by ongoing questions not only about growth but also about the commitment of the Japanese government and companies to reform. On the government level, deregulation of the economy and reform of the banking system remained a stop-go process. Some deregulatory steps have been taken in industries such as retailing, but much more needs to be done. In the bank sector, the government moved to inject new capital into the banks but, sadly, not to reform the practices under which loans are made and bad loans are recognized and provided for on the balance sheet. Some private companies began to restructure and recognize shareholders as the true owners of the company, but this is a small minority at present.

In our semi-annual letter to shareholders we remarked that "we remain cautious on emerging markets." We believe one can be a bit more sanguine, but not bullish. Economic growth is not, in our view, going to return to the Asian emerging markets in 1999. The picture in Latin America currently appears more positive to us. The Dreyfus Variable Investment Fund -- International Equity Portfolio research team believes that Latin American markets have been unfairly painted with the "Asian emerging market" brush. Interest rates have risen to very high levels to protect against capital outflows. We think that economic growth is set to slow in the next few months as a result. But reforms are being enacted and implemented in the region's largest nation, Brazil. As a result, your Portfolio made new investments in both Brazil and Mexico near the end of the fiscal year. These large liquid stocks, valued at price-to-earnings ratios of six to nine, represent some of the cheapest stocks in the world, in our view

  As manager of the Dreyfus Variable Investment Fund -- International Equity Portfolio I look forward to communicating with you again in 1999 in the
semi-annual    shareholder    letter.

               Sincerely,

               [Ron Chapman signature]


               Ron Chapman

               Portfolio Manager

January 20, 1999

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid. The Portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index is the property of Morgan Stanley & Co. Incorporated.


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO  DECEMBER 31,
1998
-----------------------------------------------------------------------------

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO AND THE MORGAN STANLEY CAPITAL
      INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (EAFE((reg.tm))) INDEX

                                    Dollars

$14,389

Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index*

$13,452

Dreyfus Variable Investment Fund, International Equity Portfolio

*Source: Lipper Analytical Services, Inc.

Average Annual Total Returns
-----------------------------------------------------------------------------

                 One Year Ended        From Inception (5/2/94)

                December 31, 1998       to December 31, 1998

              ____________________     __________________________

                      4.49%                     6.56%
---------------

Past performance is not predictive of future performance.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

The above graph compares a $10,000 investment made in Dreyfus Variable Investment Fund, International Equity Portfolio on 5/2/94 (Inception Date) to a $10,000 investment made in the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm) )) Index on that date. All dividends and capital gain distributions are reinvested.

The Portfolio' s performance shown in the line graph takes into account all applicable fees and expenses of the Portfolio. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE((reg.tm))) Index, which is the property of Morgan Stanley & Co. Incorporated, is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Index does not take into account charges, fees and other expenses. Further information relating to Portfolio performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

Common Stocks--84.6%                                                                         Shares                Value
-------------------------------------------------------------------------------          ----------------     ------------------
                      Brazil--2.6%  Compania de Saneamento Basico do Estado
                                      de Sao Paolo . . . . . . . . . . . . . . .                  6,500           $     492,220

                                    Embratel Participacoes, ADS  . . . . . . . .                  8,000                 111,500

                                    Tele Celular Sul Participacoes, ADS  . . . .                    800                  13,950

                                    Tele Centro Oeste Celular Participacoes, ADS . .              2,666                   7,832

                                    Tele Centro Sul Participacoes, ADS . . . . .                  8,900                 372,131

                                    Tele Leste Celular Participacoes, ADS  . . .                    160                   4,540

                                    Tele Nordeste Celular Participacoes, ADS . .                    400                   7,400

                                    Tele Norte Celular Participacoes, ADS  . . .                    160                   3,610

                                    Tele Norte Leste Participacoes, ADS  . . . .                  8,000                  99,500

                                    Tele Sudeste Celular Participacoes, ADS  . .                  1,600                  33,100

                                    Telecomunicoaes Brasileiras, ADS . . . . . .                  8,000                     875

                                    Telemig Celular Participacoes, ADS . . . . .                    400                   8,500

                                    Telesp Celular Participacoes, ADS  . . . . .                  3,200                  56,000

                                                                                                                   ____________

                                                                                                                      1,211,158

                                                                                                                   ____________


                       Canada--.1%  Canadian Conquest Exploration  . . . . . . .                150,000  (a)             66,601

                                                                                                                   ____________


                      France--8.3%  Accor  . . . . . . . . . . . . . . . . . . .                  2,000                 433,211

                                    Alcatel  . . . . . . . . . . . . . . . . . .                  3,300                 404,067

                                    Axa  . . . . . . . . . . . . . . . . . . . .                  5,500                 797,501

                                    Pathe  . . . . . . . . . . . . . . . . . . .                  2,100                 586,445

                                    Rhone-Poulenc  . . . . . . . . . . . . . . .                  9,000                 463,356

                                    Suez Lyonnaise des Eaux  . . . . . . . . . .                  2,800                 575,418

                                    Vivendi  . . . . . . . . . . . . . . . . . .                  2,000                 519,136

                                    Vivendi (Warrants) . . . . . . . . . . . . .                  2,500  (a)              6,489

                                                                                                                   ____________

                                                                                                                      3,785,623

                                                                                                                   ____________


                     Germany--5.5%  Douglas Holding  . . . . . . . . . . . . . .                  5,000                 303,194

                                    Douglas Holding (New)  . . . . . . . . . . .                  1,800  (a)             97,262

                                    Hoechst  . . . . . . . . . . . . . . . . . .                 17,000                 705,271

                                    Linde  . . . . . . . . . . . . . . . . . . .                    650                 400,006

                                    Mannesmann . . . . . . . . . . . . . . . . .                  4,000                 458,694

                                    Muenchener Rueckverisicherungs-Gesellschaft  .                1,100                 532,961

                                                                                                                   ____________

                                                                                                                      2,497,388

                                                                                                                   ____________


                     Ireland--5.6%  Bank of Ireland  . . . . . . . . . . . . . .                 72,000               1,604,912

                                    Jurys Hotel Group  . . . . . . . . . . . . .                 45,000                 338,830

                                    Ryanair, ADS . . . . . . . . . . . . . . . .                 15,000  (a)            566,250

                                                                                                                   ____________

                                                                                                                      2,509,992

                                                                                                                   ____________


                      Italy--10.4%  Banca Nazionale del Lavoro . . . . . . . . .                150,000  (a)            448,379

                                    Banca Popolare Di Brescia  . . . . . . . . .                 20,000                 489,065

                                    Instituto Bancario San Paolo di Torino . . .                 58,000               1,027,716

                                    Instituto Nazionale delle Assicurazioni  . .                175,000                 463,888

                                    Olivetti . . . . . . . . . . . . . . . . . .                325,000  (a)          1,136,259

                                    Seat Pagine Gialle . . . . . . . . . . . . .                700,000                 537,860

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                  Value
-------------------------------------------------------------------------------         ----------------       -----------------

                 Italy (continued)  Telecom Italia . . . . . . . . . . . . . . .                 65,000           $     554,589

                                    Unione Immobiliare . . . . . . . . . . . . .                175,000  (a)             91,422

                                                                                                                   ____________

                                                                                                                      4,749,178

                                                                                                                   ____________


                      Japan--13.4%  Avex . . . . . . . . . . . . . . . . . . . .                  6,000  (a)            270,246

                                    Daikin Industries  . . . . . . . . . . . . .                 33,000                 326,415

                                    Don Quijote  . . . . . . . . . . . . . . . .                  7,000                 772,763

                                    East Japan Railway . . . . . . . . . . . . .                     32                 178,327

                                    Fujikura . . . . . . . . . . . . . . . . . .                 40,000                 214,078

                                    Hitachi  . . . . . . . . . . . . . . . . . .                 32,000                 197,827

                                    Honda Motor  . . . . . . . . . . . . . . . .                 12,000                 393,182

                                    Hosiden  . . . . . . . . . . . . . . . . . .                 12,000                 208,991

                                    Kao  . . . . . . . . . . . . . . . . . . . .                 10,000                 225,205

                                    Mitsui Chemicals . . . . . . . . . . . . . .                 70,000                 242,957

                                    NTT Mobile Communications Network  . . . . .                      6                 246,401

                                    Nidec  . . . . . . . . . . . . . . . . . . .                  3,000                 366,422

                                    Nintendo . . . . . . . . . . . . . . . . . .                  2,000                 193,412

                                    Nippon Telegraph & Telephone . . . . . . . .                     14                 107,816

                                    Ryohin Keikaku . . . . . . . . . . . . . . .                  5,000                 664,577

                                    Sekisui House  . . . . . . . . . . . . . . .                 20,000                 211,075

                                    Shimamura  . . . . . . . . . . . . . . . . .                  8,000                 364,568

                                    Sumitomo Trust & Banking Co. . . . . . . . .                195,000                 516,648

                                    TDK  . . . . . . . . . . . . . . . . . . . .                  5,000                 456,151

                                                                                                                   ____________

                                                                                                                      6,157,061

                                                                                                                   ____________


                      Mexico--2.4%  Grupo Televisa, GDS  . . . . . . . . . . . .                 26,800  (a)            661,625

                                    Telefonos de Mexico, Cl. L . . . . . . . . .                  9,400                 457,663

                                                                                                                   ____________

                                                                                                                      1,119,288

                                                                                                                   ____________


                 Netherlands--3.0%  ING Groep  . . . . . . . . . . . . . . . . .                  7,900                 481,990

                                    Koninklijke Numico . . . . . . . . . . . . .                 10,500                 500,746

                                    Koninklijke (Royal) Philips Electronics, ADR . .              6,000                 406,125

                                                                                                                   ____________

                                                                                                                      1,388,861

                                                                                                                   ____________


                      Norway--1.7%  Merkantildata  . . . . . . . . . . . . . . .                 80,000                 786,112

                                                                                                                   ____________


                    Portugal--1.4%  Banco Commercial Portugues . . . . . . . . .                 15,000                 461,161

                                    Portugal Telecom . . . . . . . . . . . . . .                  4,000                 183,399

                                                                                                                   ____________

                                                                                                                        644,560

                                                                                                                   ____________


                 South Africa--.9%  Investec Group . . . . . . . . . . . . . . .                  4,500                 152,794

                                    Liberty Life Association of Africa . . . . .                  9,000                 123,763

                                    Profurn  . . . . . . . . . . . . . . . . . .                350,000                 145,578

                                                                                                                   ____________

                                                                                                                        422,135

                                                                                                                   ____________


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

Common Stocks (continued)                                                                   Shares                  Value
-------------------------------------------------------------------------------         ----------------       -----------------

                       Spain--7.2%  Adolfo Dominquez . . . . . . . . . . . . . .                  8,000  (a)      $     161,473

                                    Aldeasa  . . . . . . . . . . . . . . . . . .                 12,000                 472,562

                                    Banco Santander  . . . . . . . . . . . . . .                 33,000                 656,760

                                    Centros Commerciales Pryca . . . . . . . . .                 16,000                 496,840

                                    Dogi . . . . . . . . . . . . . . . . . . . .                 35,000  (a)            632,341

                                    Telefonica . . . . . . . . . . . . . . . . .                 19,000                 846,110

                                    Telefonica (Rights)  . . . . . . . . . . . .                 19,000  (a)             16,895

                                                                                                                   ____________

                                                                                                                      3,282,981

                                                                                                                   ____________


                      Sweden--5.6%  Electrolux, Cl. B  . . . . . . . . . . . . .                 33,000                 566,599

                                    Fastighets AB Balder . . . . . . . . . . . .                  1,400  (a)             15,508

                                    Netcom, Cl. B  . . . . . . . . . . . . . . .                 13,000  (a)            528,013

                                    Skandia Forsakrings  . . . . . . . . . . . .                 37,500                 572,322

                                    Svenska Handelsbanken, Cl. A . . . . . . . .                 10,500                 441,980

                                    Telefonaktiebolaget LM Ericsson, Cl. B . . .                 18,000                 427,580

                                                                                                                   ____________

                                                                                                                      2,552,002

                                                                                                                   ____________


                 Switzerland--4.0%  Nestle . . . . . . . . . . . . . . . . . . .                    200                 435,226

                                    SAIA-Burgess Electronics . . . . . . . . . .                   2000  (a)            494,905

                                    Schweizerische Lebensverisicherungs-
                                      und Retenanstalt . . . . . . . . . . . . .                    600                 445,415

                                    UBS  . . . . . . . . . . . . . . . . . . . .                  1,550                 476,055

                                                                                                                   ____________

                                                                                                                      1,851,601

                                                                                                                   ____________


             United Kingdom--11.5%  ARM Holdings . . . . . . . . . . . . . . . .                 10,800  (a)            228,741

                                    British Petroleum  . . . . . . . . . . . . .                 45,000                 669,584

                                    British Sky Broadcasting Group . . . . . . .                100,000                 756,831

                                    Colt Telecom . . . . . . . . . . . . . . . .                 60,000  (a)            891,784

                                    Diageo . . . . . . . . . . . . . . . . . . .                 30,240                 342,923

                                    Granada  . . . . . . . . . . . . . . . . . .                 27,000                 475,610

                                    Scottish & Newcastle . . . . . . . . . . . .                 50,000                 578,607

                                    Vodafone . . . . . . . . . . . . . . . . . .                 42,000                 679,606

                                    Zeneca . . . . . . . . . . . . . . . . . . .                 15,000                 650,809

                                                                                                                   ____________

                                                                                                                      5,274,495

                                                                                                                   ____________


               United States--1.0%  Exxon  . . . . . . . . . . . . . . . . . . .                  6,300                 460,688

                                                                                                                   ____________

                                    TOTAL COMMON STOCKS

                                      (cost $33,300,731) . . . . . . . . . . . .                                    $38,759,724

                                                                                                                   ____________




Preferred Stocks--2.2%

-------------------------------------------------------------------------------

                           Brazil:  Companhia Energetica de Minas Gerais . . . .                 20,461           $     389,484

                                    Telecomunicacoes de Sao Paulo  . . . . . . .                  4,500                 613,383

                                                                                                                   ____________

                                    TOTAL PREFERRED STOCKS

                                      (cost $1,294,020)  . . . . . . . . . . . .                                   $  1,002,867
                                                                                                                   ____________


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                          Principal

Short-Term Investments--12.6%                                                              Amount                    Value
-------------------------------------------------------------------------------       ------------------       -----------------

              U.S. Treasury Bills:  4.37%, 1/21/99 . . . . . . . . . . . . . . .           $  5,078,000            $  5,065,584

                                    4.35%, 3/18/99 . . . . . . . . . . . . . . .                727,000                 720,566

                                                                                                                   ____________

                                    TOTAL SHORT-TERM INVESTMENTS

                                      (cost $5,786,004)  . . . . . . . . . . . .                                   $  5,786,150
                                                                                                                   ____________


TOTAL INVESTMENTS (cost $40,380,755) . . . . . . . . . . . . . . . . . . . . . .                  99.4%             $45,548,741

                                                                                                _______            ____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . .                    .6%           $     262,369
                                                                                                _______            ____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                 100.0%             $45,811,110
                                                                                                _______            ____________




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Non-income producing.










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                   Cost               Value
                                                                                                _____________      ____________
ASSETS:                    Investments in securities--See Statement of Investments . . . .        $40,380,755       $45,548,741

                           Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              377,462

                           Receivable for investment securities sold . . . . . . . . . . .                              172,756

                           Dividends receivable  . . . . . . . . . . . . . . . . . . . . .                               85,795

                           Net unrealized appreciation on forward currency
                             exchange contracts--Note 4(a) . . . . . . . . . . . . . . . .                               16,875

                           Prepaid expenses  . . . . . . . . . . . . . . . . . . . . . . .                                1,495

                                                                                                                   _____________

                                                                                                                     46,203,124

                                                                                                                   _____________

LIABILITIES:               Due to The Dreyfus Corporation and affiliates . . . . . . . . .                               28,513

                           Payable for investment securities purchased . . . . . . . . . .                              245,972

                           Payable for shares of Beneficial Interest redeemed  . . . . . .                               75,433

                           Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . .                               42,096

                                                                                                                   _____________

                                                                                                                        392,014

                                                                                                                   _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $45,811,110

                                                                                                                   _____________

REPRESENTED BY:            Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          $44,490,320

                           Accumulated undistributed investment income--net  . . . . . . .                               20,637

                           Accumulated net realized gain (loss) on investments and
foreign currency transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                           (3,887,039)

                           Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions . . . . . . . . . . . . . . . . . . . . .                            5,187,192

                                                                                                                  _____________

NET ASSETS     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          $45,811,110
                                                                                                                   _____________

SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                            3,160,346

NET ASSET VALUE, offering and redemption price per share . . . . . . . . . . . . . . . . .                               $14.50

                                                                                                                        _______







                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME:                    Cash dividends (net of $121,652 foreign taxes
                              withheld at source)  . . . . . . . . . . . . . . . . . . . .       $    766,842

                           Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . .            162,993

                                                                                                 _____________

                                 Total Income  . . . . . . . . . . . . . . . . . . . . . .                          $   929,835


EXPENSES:                  Investment advisory fee--Note 3(a)  . . . . . . . . . . . . . .            343,496

                           Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . .             66,288

                           Professional fees . . . . . . . . . . . . . . . . . . . . . . .             20,527

                           Prospectus and shareholders' reports  . . . . . . . . . . . .               15,786

                           Registration fees . . . . . . . . . . . . . . . . . . . . . . .              1,531

                           Shareholder servicing costs . . . . . . . . . . . . . . . . . .                936

                           Trustees' fees and expenses--Note 3(b)  . . . . . . . . . . .                  893

                           Loan commitment fees--Note 2  . . . . . . . . . . . . . . . . .                340

                           Miscellaneous     . . . . . . . . . . . . . . . . . . . . . . .              2,741

                                                                                                 _____________

                                 Total Expenses  . . . . . . . . . . . . . . . . . . . . .                              452,538

                                                                                                                    ____________

INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              477,297

                                                                                                                    ____________

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                           Net realized gain (loss) on investments and foreign
                              currency transactions  . . . . . . . . . . . . . . . . . . .       $    123,244

                           Net realized gain (loss) on forward currency exchange contracts . .     (2,338,805)

                                                                                                 _____________

                                 Net Realized Gain (Loss)  . . . . . . . . . . . . . . . .                           (2,215,561)

                           Net unrealized appreciation (depreciation) on investments
                              and foreign currency transactions  . . . . . . . . . . . . .                            3,117,748

                                                                                                                    ____________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . . . . . .                              902,187

                                                                                                                    ____________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . . . . .                             $1,379,484

                                                                                                                    ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended          Year Ended
                                                                                      December 31, 1998   December 31, 1997
                                                                                      __________________   __________________
OPERATIONS:

  Investment income--net . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $    477,297          $    123,829

  Net realized gain (loss) on investments  . . . . . . . . . . . . . . . . . . .            (2,215,561)            1,029,806

  Net unrealized appreciation (depreciation) on investments  . . . . . . . . . .             3,117,748             1,081,537

                                                                                          ____________          ____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . .             1,379,484             2,235,172

                                                                                          ____________          ____________

DIVIDENDS TO SHAREHOLDERS:

  From investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . .              (463,450)             (171,499)

  From net realized gain on investments  . . . . . . . . . . . . . . . . . . . .              --                    (876,333)

  In excess of net realized gain on investments  . . . . . . . . . . . . . . . .              --                  (1,671,478)

                                                                                          ____________          ____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (463,450)           (2,719,310)

                                                                                          ____________          ____________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold  . . . . . . . . . . . . . . . . . . . . . . . .             9,806,632            16,261,848

  Dividends reinvested . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               463,450             2,719,310

  Cost of shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . .            (4,762,682)           (3,463,970)

                                                                                          ____________          ____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . .           5,507,400            15,517,188

                                                                                          ____________          ____________

         Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . .             6,423,434            15,033,050

NET ASSETS:

  Beginning of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            39,387,676            24,354,626

                                                                                          ____________          ____________

  End of Period  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           $45,811,110           $39,387,676
                                                                                          ____________          ____________

UNDISTRIBUTED INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . .        $       20,637       $         6,790

                                                                                          ____________          ____________

                                                                                           Shares                 Shares
                                                                                          ____________          ____________

CAPITAL SHARE TRANSACTIONS:

  Shares sold  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               641,163             1,073,918

  Shares issued for dividends reinvested . . . . . . . . . . . . . . . . . . . .                32,302               195,593

  Shares redeemed  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              (322,864)             (229,913)

                                                                                          ____________          ____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . .               350,601             1,039,598
                                                                                          ____________          ____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.


                                                                                      Year Ended December 31,
                                                                    ____________________________________________________________

PER SHARE DATA:                                               1998           1997           1996           1995        1994(1)

                                                          _______        _______        _______        _______      _______
   Net asset value, beginning of period  . . . . . .       $14.02         $13.76         $12.82         $12.02       $12.50
                                                          _______        _______        _______        _______      _______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .         .15             .05            .10            .15          .15

   Net realized and unrealized gain (loss)
      on investments . . . . . . . . . . . . . . . .         .48            1.27           1.16            .74         (.40)
                                                          _______        _______        _______        _______      _______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . .         .63           1.32           1.26            .89        (.25)
                                                          _______        _______        _______        _______      _______

   Distributions:

   Dividends from investment income--net . . . . . .        (.15)          (.07)          (.09)          (.08)        (.14)

   Dividends in excess of investment income--net . .          --             --             --           (.01)        (.09)

   Dividends from net realized gain on investments .          --           (.34)          (.39)            --           --

   Dividends in excess of net realized gain on investments    --           (.65)          (.06)            --           --

                                                          _______        _______        _______        _______      _______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . .         (.15)         (1.06)          (.54)          (.09)        (.23)

                                                          _______        _______        _______        _______      _______

   Capital Contribution from an affiliate of the Adviser .    --             --           .22              --            --

                                                          _______        _______        _______        _______      _______

   Net asset value, end of period  . . . . . . . . .       $14.50         $14.02         $13.76         $12.82       $12.02
                                                          _______        _______        _______        _______      _______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .         4.49%          9.61%         11.61%(3)       7.39%       (2.00%)(2)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . .        .99%          1.06%          1.28%          1.59%         .23%(2)

   Ratio of net investment income
      to average net assets  . . . . . . . . . . . .         1.04%           .38%           .92%          1.13%        1.11%(2)

   Decrease reflected in above expense ratios
      due to undertakings by The Dreyfus Corporation .         --             --             --            .45%        1.70%(2)

   Portfolio Turnover Rate   . . . . . . . . . . . .        204.50%        165.75%        181.13%        70.22%       16.75%(2)

   Net Assets, end of period (000's Omitted)   . . .       $45,811        $39,388        $24,355        $7,672       $1,089

------------

(1) From May 2, 1994 (commencement of operations) to December 31, 1994.

(2) Not annualized.

(3) Had the Series not had a capital contribution by an affiliate of the Adviser during the period, the total investment return would have been 9.89%.


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

   Dreyfus Variable Investment Fund (the "Fund" ) is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company, operating as a series company currently offering thirteen series, including the International Equity Portfolio (the "Series") and is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of life insurance companies. The Series is a non-diversified portfolio. The Series' investment objective is to maximize capital growth. The Dreyfus Corporation ("Dreyfus") serves as the Series' investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Series' shares, which are sold without a sales charge.

   The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

   The Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

   (B) FOREIGN CURRENCY TRANSACTIONS: The Series does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

   (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the Series received net earnings credits of $7,764 during the period ended December 31, 1998 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

   (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Series may DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Series not to distribute such gain.

   (E) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it
from    substantially    all    Federal    income    and    excise    taxes.

   The Fund has an unused capital loss carryover of approximately $3,410,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--BANK LINE OF CREDIT:

   The Series participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Series has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Series at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Series did not borrow under the Facility.

NOTE 3--INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the Series' average daily net assets and is payable monthly.

   The  Series  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the Series.

   (B) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--SECURITIES TRANSACTIONS:

   (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1998, amounted to $89,789,903 and $86,362,091, respectively.

   In addtition, the following summarizes open forward currency exchange contracts at December 31, 1998:

                                    Foreign

                                                            Currency                                              Unrealized

Forward Currency Exchange Contracts                          Amounts          Proceeds             Value         Appreciation

_________________________________                          ___________      ___________         ___________      ____________
Sales:

   British Pounds, expiring 2/2/1999 . . . . . . . . . .       2,500,000       $4,163,125         $4,146,250          $16,875

                                                                                                                    _________

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   The Series enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Series is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Series would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Series would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Series realizes a gain if the value of the contract increases between those dates. The Series is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

   (B) At December 31, 1998, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $5,184,861, consisting of $7,773,319 gross unrealized appreciation and $2,588,458 gross unrealized depreciation.

At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Variable Investment Fund, International Equity Portfolio (one of the series constituting the Dreyfus Variable Investment Fund) as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Variable Investment Fund, International Equity Portfolio at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.





New York, New York

February 4, 1999



DREYFUS VARIABLE INVESTMENT FUND, INTERNATIONAL EQUITY PORTFOLIO
-----------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

   In accordance with Federal tax law, the Series elects to provide each shareholder with their portion of the Series' foreign taxes paid and the income sourced from foreign countries. Accordingly, the Series hereby makes the following designations regarding its fiscal year ended December 31, 1998.

   -- the total amount of taxes paid to foreign countries was $121,652

   -- the total amount of income sourced from foreign countries was $382,521

   --of the $.1862 per share dividends and distrbutions paid during the year ended December 31, 1998, the portion applicable to foreign taxes paid is $.0387 per share.
                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

INTERNATIONAL EQUITY PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, N.Y. 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             109AR9812

Variable

Investment Fund,

INTERNATIONAL EQUITY

PORTFOLIO

Annual Report

December 31, 1998



                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS VARIABLE INVESTMENT FUND,

INTERNATIONAL EQUITY PORTFOLIO

200 Park Avenue

New York, NY 10166

INVESTMENT ADVISER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, N.Y. 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                             109AR9812

Variable

Investment Fund,

INTERNATIONAL EQUITY

PORTFOLIO

Annual Report

December 31, 1998